UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: August 28, 2020

Professional Holding Corp.

(Exact name of registrant as specified in its charter)

Florida	001-39215	46-5144312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

396 Alhambra Circle, Suite 255		33134
Coral Gables, Florida,		(Zip Code)
(Address of principal executive offices)

(786) 483-1757

(Registrant's telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Class A Common Stock, par value $0.01 per share	PFHD	NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.          Unregistered Sales of Equity Securities.

On August 28, 2020, Mendon Capital QP LP, Iron Road Multi-Strategy Fund LP, Mendon Capital Master Fund Ltd., Mendon Global Long/Short Financial QP Fund Ltd., and RMB Mendon Financial Services Fund, (each a “Mendon Party” and, collectively, “The Mendon Parties”), collectively one of the largest shareholders of Professional Holding Corp. (the “Company”),  sold 639,681 shares of the Company’s Class A Common Stock (the “Class A Shares”) and 350,551 shares of the Company’s Class B Common Stock (the “Class B Shares” and collectively with the Class A Shares, the “Mendon Shares”) in privately-negotiated transactions to certain Qualified Institutional Buyers and accredited investors for cash (the “Transaction”).  The Company was not a party to and did not receive any proceeds in the Transaction.

Concurrently with the closing of the Transaction, the Company exchanged (the “Exchange”) the 350,551 Class B Shares with an equal number of shares of Class A Common Stock of the Company (the “New Class A Shares”) such that the purchasers of the Mendon Shares only received Class A Shares in the Transaction.  The Exchange was made pursuant to the Investor Rights Agreement (the “Mendon Agreement”), dated as of February 17, 2017, by and between the Company and the Mendon Parties, which is included as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 30, 2020.  The New Class A Shares were issued in a transaction that was not registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.  As a result of the Exchange, 350,551shares of the Company’s Class B Common Stock were cancelled and 350,551 shares of the Company’s Class A Common Stock were issued.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Holding Corp.
(Registrant)

August 31, 2020	By:	/s/Michael C. Sontag
(Date)		Michael C. Sontag
Secretary